UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 5, 2022

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Overview
On July 5, 2022, the Board of Directors (the "Board") of comScore, Inc. (the "Company") appointed Jonathan Carpenter as Chief Executive Officer ("CEO") of the Company, effective July 6, 2022. In connection with Mr. Carpenter's appointment, William Livek retired as the Company's CEO, effective July 6, 2022. Mr. Livek will continue to serve as non-executive Vice Chairman of the Board.
Also on July 5, 2022, the Board appointed Mary Margaret Curry as Chief Financial Officer ("CFO") and Treasurer of the Company, effective July 6, 2022. Ms. Curry will continue to serve as principal accounting officer of the Company.
Jonathan Carpenter
Mr. Carpenter, 46, served as the Company's CFO and Treasurer from November 2021 until his appointment as CEO on July 6, 2022. Mr. Carpenter previously served as CFO of Publishers Clearing House, a direct marketing and media company, from June 2016 until November 2021. Prior to Publishers Clearing House, he served in divisional CFO roles for Nielsen Company, Sears Holdings and NBC Universal. He began his career with General Electric in the GE Financial Management Program. Mr. Carpenter holds a bachelor's degree in economics from the University of Vermont.
In connection with Mr. Carpenter's appointment as CEO, the Company and Mr. Carpenter entered into a letter agreement (the "Carpenter Letter Agreement") on July 5, 2022. Pursuant to the Carpenter Letter Agreement, Mr. Carpenter will receive the following compensation as consideration for his services as CEO: (i) an annualized base salary of $600,000; (ii) eligibility to participate in the Company's short-term incentive program (the "STIP") with a target annual incentive equal to 100% of his base salary, which will be prorated for the portion of the 2022 STIP that elapses following his appointment as CEO; (iii) beginning in 2023, eligibility to participate in the Company's long-term incentive program (the "LTIP") subject to the terms and conditions of the LTIP as in effect from time to time; and (iv) reimbursement of up to $10,000 in reasonable attorneys' fees incurred by Mr. Carpenter in connection with the negotiation of the Carpenter Letter Agreement and related agreements.
Additionally, the Carpenter Letter Agreement provides for the following one-time equity grants to Mr. Carpenter as consideration for his services as CEO: (i) 400,000 performance restricted stock units under and pursuant to the terms of the comScore, Inc. 2018 Equity and Incentive Plan (the "Equity Plan"), which will have the opportunity to vest quarterly from the date of grant (July 6, 2022) through the 10th anniversary of the date of grant or an earlier change of control of the Company, subject to and in accordance with the achievement of certain stock-price hurdles (ranging from $5.00 to $15.00 per share) on or prior to such date, as outlined in the Carpenter Letter Agreement; and (ii) subject to approval by the Board, options to purchase 500,000 shares of the Company's common stock under the Equity Plan, with a per-share exercise price equal to the greater of: (A) the closing price per share of the Company's common stock on the date of grant, or (B) $2.50 (the "Carpenter Options"), which will vest in equal annual installments on July 6, 2023, 2024, 2025 and 2026. If Mr. Carpenter's service with the Company is terminated by the Company without cause or by Mr. Carpenter for good reason (each as defined in Mr. Carpenter's Severance Agreement, described below), in either case within 12 months following a change of control, then subject to Mr. Carpenter's timely execution of a release of claims in favor of the Company, any unvested portion of the Carpenter Options will fully vest upon such termination and Mr. Carpenter will have 90 days thereafter (or until the Carpenter Options' 10-year expiration date, if earlier) to exercise any vested Carpenter Options.
Effective July 6, 2022, the Company and Mr. Carpenter also amended (i) Mr. Carpenter's Change of Control Agreement, dated as of November 29, 2021, to increase the lump-sum cash severance payment amount from 15 months to 24 months of Mr. Carpenter's base salary and to provide for 24 months' reimbursement of COBRA premiums (increased from 15 months); and (ii) Mr. Carpenter's Severance Agreement, dated as of November 29, 2021, to increase Mr. Carpenter's severance payment from 15 months to 24 months of base salary continuation and reimbursement of COBRA premiums. Any severance will be subject to Mr. Carpenter's execution of a release of claims and compliance with certain restrictive covenants, including non-compete and non-solicit obligations that were extended (in connection with his appointment as CEO) from 15 months to 24 months following any termination of employment.
The foregoing description of the Carpenter Letter Agreement, the amendment to Mr. Carpenter's Change of Control Agreement, and the amendment to Mr. Carpenter's Severance Agreement is not complete and is qualified in its entirety by reference to the full and complete texts of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
There are no arrangements or understandings between Mr. Carpenter and any other persons pursuant to which he was selected as the Company's CEO. There are no family relationships between Mr. Carpenter and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Carpenter has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

William Livek
As previously disclosed, the Company and Mr. Livek entered into a Transition and Separation Agreement on February 28, 2022 (the "Transition Agreement") to facilitate Mr. Livek's retirement as CEO. Subject to Mr. Livek's timely execution of a release of claims and his continued compliance with the terms of the Transition Agreement, Mr. Livek will receive certain severance and other benefits as described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2022 (the "Prior Report").
The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the full and complete text of such agreement, which was filed as Exhibit 10.2 to the Prior Report.
Mary Margaret Curry
Ms. Curry, 43, served as the Company's Chief Accounting Officer from December 2021 until her appointment as CFO and Treasurer on July 6, 2022. Ms. Curry joined the Company in 2011 and has served in roles of increasing scope and responsibility since then, including as Global Tax Director (August 2011 – July 2015), Senior Director of Global Tax Compliance and Reporting (July 2015 – May 2018), Vice President of Tax and Treasury (May 2018 – November 2020) and Senior Vice President and Controller (November 2020 – December 2021). Before joining the Company, she spent nine years with KPMG. Ms. Curry holds bachelor's and master's degrees in accounting from East Carolina University and is a Certified Public Accountant.
In connection with Ms. Curry's appointment as CFO, the Company and Ms. Curry entered into a Letter Agreement (the "Curry Letter Agreement") on July 5, 2022. Pursuant to the Curry Letter Agreement, Ms. Curry will receive the following compensation as consideration for her services as CFO: (i) an annualized base salary of $375,000; (ii) eligibility to participate in the STIP with a target annual incentive equal to 75% of her base salary, which will be prorated for the portion of the 2022 STIP that elapses following her appointment as CFO; and (iii) beginning in 2023, eligibility to participate in the LTIP subject to the terms and conditions of the LTIP as in effect from time to time.
Additionally, the Curry Letter Agreement provides for the following one-time equity grants to Ms. Curry as consideration for her services as CFO: (i) 110,000 performance restricted stock units under and pursuant to the terms of the Equity Plan, which will have the opportunity to vest quarterly from the date of grant (July 6, 2022) through the 10th anniversary of the date of grant or an earlier change of control of the Company, subject to and in accordance with the achievement of certain stock-price hurdles (ranging from $5.00 to $15.00 per share) on or prior to such date, as outlined in the Curry Letter Agreement; and (ii) subject to approval by the Board, options to purchase 160,000 shares of the Company's common stock under the Equity Plan, with a per-share exercise price equal to the greater of: (A) the closing price per share of the Company's common stock on the date of grant, or (B) $2.50 (the "Curry Options"), which will vest in equal annual installments on July 6, 2023, 2024, 2025 and 2026. If Ms. Curry's service with the Company is terminated by the Company without cause or by Ms. Curry for good reason (each as defined in Ms. Curry's Severance Agreement, described below), in either case within 12 months following a change of control, then subject to Ms. Curry's timely execution of a release of claims in favor of the Company, any unvested portion of the Curry Options will fully vest upon such termination and Ms. Curry will have 90 days thereafter (or until the Curry Options' 10-year expiration date, if earlier) to exercise any vested Curry Options.
Effective July 6, 2022, the Company and Ms. Curry also entered into (i) a Change of Control Agreement, which generally provides for the following severance payments and benefits following a termination of employment without cause or for good reason on or within 12 months after a change of control: (a) a lump sum cash payment equal to 15 months of Ms. Curry's base salary, (b) a prorated annual bonus under the STIP based on the greater of actual or target performance, (c) reimbursement of COBRA premiums for up to 15 months, and (d) subject to the terms of the applicable award agreements, accelerated vesting of outstanding equity awards; and (ii) a Severance Agreement, which generally provides for the following severance payments and benefits following a termination of employment without cause or for good reason prior to a change of control: (a) continuing cash payments at a rate equal to Ms. Curry's base salary for 15 months following termination, (b) a prorated annual bonus under the STIP based on actual performance, and (c) reimbursement of COBRA premiums for up to 15 months. Any severance will be subject to Ms. Curry's execution of a release of claims and compliance with certain restrictive covenants, including non-compete and non-solicit obligations that were extended (in connection with her appointment as CFO) from 12 months to 15 months following any termination of employment.
The foregoing description of the Curry Letter Agreement, Ms. Curry's Change of Control Agreement, and Ms. Curry's Severance Agreement is not complete and is qualified in its entirety by reference to the full and complete texts of such agreements, which are filed herewith as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.
There are no arrangements or understandings between Ms. Curry and any other persons pursuant to which she was selected as the Company's CFO and Treasurer. There are no family relationships between Ms. Curry and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Curry has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
As described in Item 5.02, the Board appointed Jonathan Carpenter as CEO and Mary Margaret Curry as CFO and Treasurer of the Company effective July 6, 2022. A copy of the press release announcing the foregoing is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated July 5, 2022, by and between comScore, Inc. and Jonathan Carpenter

10.2	First Amendment to the comScore, Inc. Change of Control Agreement, effective as of July 6, 2022, by and between comScore, Inc. and Jonathan Carpenter

10.3	First Amendment to the comScore, Inc. Severance Agreement, effective as of July 6, 2022, by and between comScore, Inc. and Jonathan Carpenter

10.4	Letter Agreement, dated July 5, 2022, by and between comScore, Inc. and Mary Margaret Curry

10.5	Change of Control Agreement, effective as of July 6, 2022, by and between comScore, Inc. and Mary Margaret Curry

10.6	Severance Agreement, effective as of July 6, 2022, by and between comScore, Inc. and Mary Margaret Curry

99.1	Press Release dated July 6, 2022

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: July 8, 2022